Other Intangible assets	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
Other Intangible assets	Other Intangible assets
Other intangible assets consist of software, customer relationships, and licensed intellectual property rights. Movements in intangible assets during the years ended 31 December 2025 and 2024 are as follows:

	Software	Customer relationships	Intellectual property rights	Total
Cost
Balance at 1 January 2025	19,234	2,134	6,000	27,368
Acquisition of Ivers Lee assets	185	—	—	185
Additions	1,823	—	61,182	63,005
Derecognition	—	(2,134)	—	(2,134)
Translation difference	313	—	—	313
Balance at 31 December 2025	21,555	—	67,182	88,737
Amortization
Balance at 1 January 2025	4,613	2,134	—	6,747
Amortization	2,192	—	—	2,192
Derecognition	—	(2,134)	—	(2,134)
Translation difference	98	—	—	98
Balance at 31 December 2025	6,903	—	—	6,903
Net carrying amount
Balance at 31 December 2025	14,652	—	67,182	81,834
During the twelve months ended 31 December 2025, the Group acquired $35.0 million of intangible assets, mainly in-process research and development, including $28.2 million through the Xbrane asset acquisition as described in
Note 1.2. The Group recognized $2.2 million and $0.8 million of amortization expense for the twelve months ended 31 December 2025 and 2024, respectively.

	Software	Customer relationships	Intellectual property rights	Total
Cost
Balance at 1 January 2024	17,073	2,271	6,000	25,344
Additions	2,409	—	—	2,409
Translation difference	(248)	(137)	—	(385)
Balance at 31 December 2024	19,234	2,134	6,000	27,368
Amortization
Balance at 1 January 2024	3,997	2,271	—	6,268
Amortization	819	—	—	819
Translation difference	(203)	(137)	—	(340)
Balance at 31 December 2024	4,613	2,134	—	6,747
Net carrying amount
Balance at 31 December 2024	14,621	—	6,000	20,621
Additions during the year ended 31 December 2024 were primarily the implementation of our new SAP system.
At 31 December 2025 the Group performed a review of its intangible assets and determined that there was no impairment in 2025 and 2024. At 31 December 2023, the Group determined certain software development had been abandoned. In assessing recoverable amount, the Group determined the market for resale was non-existent. Management therefore determined to fully impair the assets, resulting in an impairment charge of $1.8 million during the year ended 31 December 2023. The impairment charge for the year ended 31 December 2023 was recognized as an expense within “General and administrative expense”.
Alvotech entered into an exclusive product licensing and supply agreement with Kashiv for the development and commercialization of AVT23 in September 2023. Under the terms of the agreement, Kashiv granted Alvotech an exclusive right for AVT23 which will be produced using Kashiv’s proprietary process technology and commercialized by Alvotech in specific territories. In exchange, Alvotech made an upfront payment of $3.0 million upon the signing of the agreement, with an additional $3.0 million due upon the beginning of Phase 3 which coincides with the clinical trial application ("CTA") submission. During 2025 Alvotech made milestone payments to Kashiv for $6.7 million.
In addition, Alvotech may be obligated to pay Kashiv up to an aggregate of $25 million (including the above mentioned payments), payable upon the achievement of various development and regulatory milestones, as well as certain tiered royalty payments up to an aggregate of $15 million based on commercial sales of AVT23. The agreement terminates 10 years after the launch of AVT23 and is subject to certain customary termination rights.
Additions during the year 2025 mainly relate to capitalized costs arising from co‑development and in‑licensing arrangements, representing acquired intellectual property rights.